UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2008

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

64 Knightsbridge, London England SW1X 7JF, UK
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 44-207-590-9630

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2008, we entered into a securities purchase agreement with Trafalgar Capital Specialized Investment Fund, Luxembourg (“Trafalgar”) pursuant to which we sold to Trafalgar $2,500,000 of a senior secured convertible redeemable debenture. Pursuant to the terms of the securities purchase agreement, we agreed to pay to Trafalgar a legal and documentation review fee of $17,5000, a due diligence fee of $10,000, a warrant to purchase 500,000 shares of our common stock for 5 years at an exercise price of $2.9851, a commitment fee equal to 7% of the principal amount of the debenture, a facility fee equal to 2% of the principal amount of the debenture, and 200,000 restricted shares of our common stock. In addition, we agreed to enter into a committed equity facility with Trafalgar, which will be entered into upon the debenture being repaid in full by us.

The debenture matures on October 24, 2009 and bears an annual interest rate of (i) 14% compounded monthly from June 24, 2008 until the date of effectiveness of our registration statement covering shares of our common stock into which the debenture may be converted and issuable upon exercise of the warrant, and (ii) 10% compounded monthly thereafter until the unpaid principal of the debenture is paid.

An event of default occurs if (i) we fail to pay amounts due under the debenture, (ii) our transfer agent fails to issue freely tradeable common stock to Trafalgar within 3 days of our receiving a notice of conversion or exercise after our registration statement is declared effective, (iii) we fail to comply with any of our other agreements in the debenture for 5 business days after receiving notice to comply, (iv) we enter into bankruptcy or become insolvent, or (v) we breach any of covenants under the securities purchase agreement and do not cure within 5 business days of receiving a written notice of the breach. Upon an event of default, Trafalgar may accelerate full repayment of the debenture outstanding and accrued interest thereon.

Also, if there is an event of default, Trafalgar is entitled, at its option, to convert and sell the principal amount of the debenture plus accrued interest into shares of our common stock at the price per share equal to the lesser of (i) 125% of the volume weighted average price as quoted by Bloomberg L.P. on June 24, 2008, or (ii) 85% of the lowest daily closing volume weighted average price as quoted by Bloomberg L.P. during the 5 trading days immediately preceding the date of conversion. However, if we issue or sell shares of our common stock without consideration or for a consideration per share less than the bid price of our common stock determined immediately prior to its issuance, the conversion price will be reset to 85% of such sales price if the reset price is lower than the conversion price. In no event Trafalgar will be entitled to convert the debenture for a number of shares of our common stock in excess of that number of shares of our common stock, upon giving effect to such conversion, would cause the aggregate number of shares of our common stock beneficially owned by Trafalgar and its affiliates to exceed 4.99% of the outstanding shares of our common stock following such conversion without our approval.

We may redeem the debenture provided that our common stock is trading below 125% of the volume weighted average price as quoted by Bloomberg L.P. on June 24, 2008 at the time we give Trafalgar the redemption notice, by paying the unpaid principal and interest accrued to such date and a prepayment premium of 11% redemption premium on the amount redeemed. We must redeem the entire principal amount outstanding on the debenture on October 24, 2009 at a 4% redemption premium.

So long as any of the principal of or interest on the debenture remains unpaid, we may not, without the prior consent of Trafalgar, (i) issue or sell shares of our common stock without consideration or for a consideration per share less than the bid price of our common stock determined immediately prior to its issuance, (ii) issue or sell any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire our common stock without consideration or for a consideration less than our common stock’s bid price value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of our or our subsidiary’s assets, (iv) permit any of our subsidiaries to enter into any security instrument granting the holder a security interest in any assets of such subsidiary, (v) file any registration statement on Form S-8, or (vi) incur any additional debt or permit any of our subsidiaries to incur any additional debt without Trafalgar’s prior written consent.

In addition, pursuant to the securities purchase agreement, so long as the debenture is outstanding, neither we nor our subsidiaries may enter into, amend, modify, or supplement any agreement, transaction, commitment, or arrangement with any of our or our subsidiary’s officers, directors, persons who were officers or directors at any time during the previous 2 years, stockholders who beneficially own 5% or more of our common stock, or affiliates or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any investment in our affiliate, (iii) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than the foregoing individuals, (iv) any agreement, transaction, commitment, or arrangement which is approved by a majority of our disinterested directors (which exclude any director who is also our or our subsidiary’s officer).

In addition, on June 24, 2008, to induce Trafalgar to execute and deliver the securities purchase agreement, we entered into a registration rights agreement with Trafalgar. Pursuant to the registration rights agreement, we agreed to prepare and file, no later than July 24, 2008, with the Securities and Exchange Commission (the “SEC”) a registration statement for the registration for the resale by Trafalgar at least 3 times the number of shares which are anticipated to be issued upon conversion of the debenture and shares of our common stock issuable to Trafalgar upon exercise of the warrant. We also have to use our best efforts to have the registration statement declared effective by the SEC no later than September 22, 2008. We have to cause the registration statement to remain effective until Trafalgar sells all of the shares issuable to Trafalgar upon conversion of the debenture and upon exercise of the warrant. If the SEC does not declare the registration statement effective by September 22, 2008, or if after the SEC declares the registration statement effective, Trafalgar cannot sell the shares of our common stock pursuant to the registration statement, we have to pay liquidated damages to Trafalgar, at its option, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the debenture outstanding for each 30 day period after July 24, 2008 or September 22, 2008 as the case may be.

In addition, on June 24, 2008, we issued Trafalgar a warrant to purchase 500,000 shares of our common stock at $2.9851 per share until June 24, 2013. If we issue or sell any shares of our common stock (except for certain securities) for a consideration per share less than the price equal to the exercise price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the exercise price then in effect has to be reduced to 85% of such consideration per share. Upon such adjustment of the exercise price, the number of the shares of our common stock issuable upon exercise of the warrant must be adjusted to the number of shares determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of the shares of our common stock issuable upon exercise the warrant immediately prior to such adjustment and dividing the product thereof by the adjusted exercise price. In no event Trafalgar will be entitled to exercise the warrant for a number of shares of our common stock in excess of that number of shares of our common stock which, upon giving effect to such exercise, would cause the aggregate number of shares of our common stock beneficially owned by Trafalgar and its affiliates to exceed 4.99% of the outstanding shares of our common stock following such exercise, except within 60 days of June 24, 2013.

In addition, on June 24, 2008, in connection with the securities purchase agreement, Trafalgar and we entered into a security agreement, pursuant to which we agreed to provide Trafalgar with a security interest in all of our and our current or future acquired subsidiaries’ assets to secure our obligations to Trafalgar including our obligations to Trafalgar under the securities purchase agreement and the debenture and any other amounts owed to Trafalgar by our company.

In addition, on June 24, 2008, in connection with the securities purchase agreement, we entered into an escrow agreement with Trafalgar and The Law Office of James G. Dodrill II, P.A., the escrow agent. We also entered into irrevocable transfer agent instructions with our transfer agent.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure under Item 1.01, which is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

Under the securities purchase agreement described under Item 1.01, which is incorporated by reference into this Item 3.02, on June 23, 2008, we issued 200,000 shares of our common stock, and on June 24, 2008, we issued a senior secured convertible redeemable debenture in the principal amount of $2,500,000 and a warrant to purchase 500,000 shares of our common stock.

We issued the foregoing securities relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

/s/ Alexander Craven
Alexander Craven
Vice President, Finance

June 30, 2008